                         NOTICE OF GUARANTEED DELIVERY
                                      for
                        TENDER OF SHARES OF COMMON STOCK
                                       of
                             ALBA-WALDENSIAN, INC.
                                       to
                             AWS ACQUISITION CORP.
                          a wholly-owned subsidiary of
                           TEFRON U.S. HOLDINGS CORP.
                          a wholly-owned subsidiary of
                                  TEFRON LTD.

    -----------------------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON MONDAY, DECEMBER 13, 1999, UNLESS THE OFFER IS EXTENDED.
    -----------------------------------------------------------------------


     This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates (the "Share Certificates") representing shares of Common Stock, par value $2.50 per share (the "Shares"), of Alba-Waldensian, Inc., a Delaware corporation (the "Company"), are not immediately available, if time will not permit all required documents to reach First Union National Bank (the "Depositary") on or prior to the Expiration Date (as defined in the Offer to Purchase), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Depositary. See Section 3 of the Offer to Purchase.


                        The Depositary for the Offer is:
                           FIRST UNION NATIONAL BANK


                By Mail:                                  By Hand:                           By Overnight Courier:
       First Union National Bank                 First Union National Bank                 First Union National Bank
       Corporate Trust Operations                Corporate Trust Operations                Corporate Trust Operations
         1525 West W.T. Harris                     1525 West W.T. Harris                     1525 West W.T. Harris
             Boulevard, 3C3                            Boulevard, 3C3                            Boulevard, 3C3
       Charlotte, North Carolina                 Charlotte, North Carolina                 Charlotte, North Carolina
               28288-1153                                28288-1105                                28262-1105

          To Confirm Facsimile                   By Facsimile Transmission                   To Confirm Receipt of
           Transmission Only                  (For Eligible Institutions Only)           Notice of Guaranteed Delivery:
             (704)-590-7408                            (704)-590-7628                            (704)-590-7408


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of guaranteed delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and Share Certificates to the Depositary within the time period shown herein.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

    The undersigned hereby tenders to AWS Acquisition Corp., a Delaware corporation (the "Purchaser"), a wholly-owned subsidiary of Tefron U.S. Holdings Corp., a Delaware corporation, (the "Parent"), and a wholly-owned subsidiary of Tefron Ltd., a corporation organized under the laws of the State of Israel ("Tefron"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 12, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Signature(s)                                                  Address(es):
            -----------------------------------------                     ----------------------------------------------

-----------------------------------------------------         ----------------------------------------------------------
                                                                                                                ZIP CODE
Name(s) of Record Holders
                          ---------------------------
                                                              Area Code and Tel. No(s)
-----------------------------------------------------                                 ----------------------------------
               Please Type or Print

-----------------------------------------------------

Number of Shares                                              / / Check box if shares will be tendered by book-entry
                 ------------------------------------             transfer.

Certificate No(s). (if Available)

-----------------------------------------------------

-----------------------------------------------------

Dated:                                         , 1999         Account Number
         -------------------------------------                               ------------------------------------------

                                          THE GUARANTEE BELOW MUST BE COMPLETED
                                                        GUARANTEE
                                         (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, hereby guarantees to deliver to the
Depositary at one of its addresses set forth above either the certificates representing all tendered Shares, in proper form for transfer, a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of book-entry delivery of Shares, an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal within three AMEX trading days on which banks and DTC are open for business after the date of execution of this Notice of Guaranteed Delivery. An "AMEX trading day" is any day on which the
American Stock Exchange, Inc. is open for business.


-----------------------------------------------------         ----------------------------------------------------------
Name of Firm                                                  Authorized Signature

                                                              Name
-----------------------------------------------------              -----------------------------------------------------
Address                                                                            (Please type or print)
                                                              Title
-----------------------------------------------------              -----------------------------------------------------
                                             Zip Code

Area Code & Tel. No.                                          Date                                               , 1999
                     --------------------------------               --------------------------------------------


NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.